UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2016

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 18, 2016, Kent J. Thiry, Chairman and Chief Executive Officer, James K. Hilger, Interim Chief Financial Officer and Chief Accounting Officer, and certain other executives of DaVita HealthCare Partners Inc. (the “Company”) gave a presentation at the Company’s Capital Markets Day investor conference in New York, New York. Attached hereto as Exhibit 99.1 is the slide deck that was presented at the investor conference.

The information contained in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Exhibit 99.1 to this report contains non-GAAP financial measures. For reconciliations of these non-GAAP financial measures to their most comparable measure calculated and presented in accordance with GAAP, see the slides at the end of the exhibit titled “Reconciliations for Non-GAAP Measures.” For the reasons stated in the reconciliation slides, we believe our presentation of non-GAAP financial measures provides useful supplemental information for investors.

Cautionary Statement

This report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, the risks and uncertainties associated with the risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “Commission”), including its annual report on Form 10-K for the year ended December 31, 2015, and its subsequent quarterly and annual reports and current reports on Form 8-K. The forward-looking statements should be considered in light of these risks and uncertainties.

These risks and uncertainties include, but are not limited to, and are qualified in their entirety by reference to the full text of those risk factors in the Company’s filings with the Commission relating to:

•	risks resulting from the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates, and a reduction in the number of patients under such plans, which may result in the loss of revenues or patients, and the extent to which the ongoing implementation of healthcare exchanges or changes in regulations or enforcement of regulations regarding the exchanges results in a reduction in reimbursement rates for the Company’s services from and/or the number of patients enrolled in higher-paying commercial plans,

•	a reduction in government payment rates under the Medicare ESRD program or other government-based programs,

•	the impact of the CMS Medicare Advantage benchmark structure,

•	risks arising from potential federal and/or state legislation that could have an adverse effect on the Company’s operations and profitability,

•	changes in pharmaceutical or anemia management practice patterns, payment policies, or pharmaceutical pricing,

•	legal compliance risks, including the Company’s continued compliance with complex government regulations and the provisions of the Company’s current Corporate Integrity Agreement (CIA), and current or potential investigations by various government entities and related government or private-party proceedings, the restrictions on the Company’s business and operations required by the CIA and other settlement terms, and the financial impact thereof,

•	continued increased competition from large- and medium-sized dialysis providers that compete directly with us,

•	the Company’s ability to maintain contracts with physician medical directors, changing affiliation models for physicians, and the emergence of new models of care introduced by the government or private sector that may erode the Company’s patient base and reimbursement rates such as Accountable Care Organizations (ACOs), independent practice associations (IPAs) and integrated delivery systems,

•	the Company’s ability to complete acquisitions, mergers or dispositions that it might be considering or announce, or to integrate and successfully operate any business it may acquire or have acquired, including HealthCare Partners Holdings, LLC, or to expand the Company’s operations and services to markets outside the U.S., or to businesses outside of dialysis and the business of the Company’s HealthCare Partners division (“HCP”),

•	the variability of the Company’s cash flows,

•	the risk that the Company might invest material amounts of capital and incur significant costs in connection with the growth and development of the Company’s international operations, yet it might not be able to operate them profitably anytime soon, if at all,

•	risks arising from the use of accounting estimates, judgments and interpretations in the Company’s financial statements,

•	risk of losing key HCP employees, potential disruption from the HCP transaction making it more difficult to maintain business and operational relationships with customers, partners, associated physicians and physician groups, hospitals and others,

•	the risk that laws regulating the corporate practice of medicine could restrict the manner in which HCP conducts its business,

•	the risk that the cost of providing services under HCP’s agreements may exceed the compensation HCP receives for such services,

•	the risk that reductions in reimbursement rates, including Medicare Advantage rates, and future regulations may negatively impact HCP’s business, revenue and profitability,

•	the risk that HCP may not be able to successfully establish a presence in new geographic regions or successfully address competitive threats that could reduce its profitability,

•	the risk that a disruption in HCP’s healthcare provider networks could have an adverse effect on HCP’s business operations and profitability,

•	the risk that reductions in the quality ratings of health maintenance organization plan customers of HCP could have an adverse effect on HCP’s business, and

•	the risk that health plans that acquire health maintenance organizations may not be willing to contract with HCP or may be willing to contract only on less favorable terms.

The Company bases its forward-looking statements on information currently available to it at the time of this report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors or circumstances, new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Presentation at the DaVita HealthCare Partners Inc. Capital Markets Day, May 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2016	DAVITA HEALTHCARE PARTNERS INC.

/s/ James K. Hilger
James K. Hilger
Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation at the DaVita HealthCare Partners Inc. Capital Markets Day, May 18, 2016